SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  June 30, 1998
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                           SOURCE CAPITAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Washington                  0-12199                  91-0853890
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     (State or other              (Commission              (IRS Employer
       jurisdiction               File Number)          Identification No.)
     of incorporation)

     1825 N. Hutchinson Road, Spokane, Washington                  99212
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       (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (509) 928-0908
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     ITEM 4.  Changes in Registrant's Certifying Accountants.

     On June 30, 1998, Coopers & Lybrand L.L.P. ("Coopers") resigned as auditors of Source Capital Corporation ("the Company") citing lack of independence. The resignation was approved by the audit committee of the Board of Directors of the Company. The Company will file a subsequent Current Report on Form 8-K when a new independent accountant is identified.

     During the two fiscal years ended December 31, 1997 and 1996 and all subsequent interim periods preceding the independent accountant's resignation, (i) there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) Coopers has not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(1)(v).

     The accountant's report of Coopers on the consolidated financial statements of Source Capital Corporation as of and for the years ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The accountant's report on the consolidated financial statements of the Company for the year ended December 31, 1997 has been withdrawn due to lack of independence.

     On February 2, 1998, Mr. Bruce Bowdish left his position as a
     Coopers senior auditor to become the controller of the Company. At the time, Mr. Bowdish had a personal relationship with the Coopers audit manager assigned to the audit of the Company. The audit manager and Mr. Bowdish were ultimately married on June 24, 1998. While he was employed by Coopers, Mr. Bowdish was not involved in the Company's audit. Based on these facts, Coopers determined that it was not independent and should resign and withdraw its report on the consolidated financial statements of the Company for the year ended December 31, 1997.


     ITEM 7.  Financial Statements and Exhibits.

     Exhibit 16.  Letter from PricewaterhouseCoopers LLP
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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOURCE CAPITAL CORPORATION
                                        (Registrant)

     Dated: August 6, 1998              By: /s/ D. Mike Jones
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                                            D. Mike Jones, President
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